2 nd Quarter Earnings Conference 12 July 8, 2015 [Alcoa logo] Exhibit 99.2

Important Information

[Alcoa logo]
Forward-Looking Statements
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,”
“outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace, and other applications; targeted financial results or operating performance; statements about Alcoa’s strategies, outlook, and business and financial prospects; and statements regarding the acceleration of Alcoa’s portfolio transformation, including the expected benefits of acquisitions, including the completed acquisition of the Firth Rixson business and TITAL, and the pending acquisition of RTI
International Metals, Inc. (RTI). These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in
London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina;
(b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including aerospace, automotive, commercial transportation, building and construction, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, technology, and other initiatives; (h) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions (including achieving the expected levels of synergies, revenue growth, or EBITDA margin improvement), sales of assets, closures or curtailments of facilities, newly constructed, expanded, or acquired facilities, or international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches; (l) failure to receive the required votes of RTI’s shareholders to approve the merger of RTI with Alcoa, or the failure to satisfy the other closing conditions to the acquisition; (m) the risk that acquisitions (including Firth Rixson, TITAL and RTI) will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (n) the possibility that certain assumptions with respect to RTI or the acquisition could prove to be inaccurate, including the expected timing of closing; (o) the loss of customers, suppliers and other business relationships as a result of acquisitions, competitive developments, or other factors; (p) the potential failure to retain key employees of Alcoa or acquired businesses; (q) the effect of an increased number of Alcoa shares outstanding as a result of the acquisition of RTI; (r) the impact of potential sales of Alcoa common stock issued in the RTI acquisition; (s) failure to successfully implement, to achieve commercialization of, or to realize expected benefits from, new or innovative technologies, equipment, processes, or products, including the Micromill™, innovative aluminum wheels, and advanced alloys; and (t) the other risk factors discussed in
Alcoa’s Form 10-K for the year ended December 31, 2014, and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Nothing on Alcoa’s website is included or incorporated by reference herein.

Important Information (continued)

[Alcoa logo]
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Alcoa has not provided a reconciliation of any forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, due primarily to variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to Alcoa without unreasonable effort.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between Alcoa and RTI will be submitted to the shareholders of RTI for their consideration. Alcoa has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-203275) containing a definitive proxy statement of
RTI that also constitutes a prospectus of Alcoa, and RTI has mailed the proxy statement/prospectus to its shareholders. Alcoa and RTI also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RTI ARE URGED TO READ THE PROXY
STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE
THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Alcoa’s website
(www.alcoa.com). You may also obtain these documents, free of charge, from RTI’s website (www.rtiintl.com).
Participants in the Solicitation
Alcoa, RTI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from RTI shareholders in connection with the proposed transaction. You can find information about Alcoa’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2015, its Annual Report on Form 10-K filed with the SEC on February 19, 2015 and in the above-referenced Registration Statement on Form S-4. You can find information about RTI’s executive officers and directors in the proxy statement/prospectus and in RTI’s Annual Report on Form 10-K filed with the SEC on February 26, 2015. You can obtain free copies of these documents from
Alcoa and RTI as described in the preceding paragraph.

Klaus Kleinfeld Chairman and Chief Executive Officer 4 July 8, 2015 [Alcoa logo]

Driving Solid Operational Results
+ Transformation On Track

1)
Reported
earnings
of
$140
million
in
2Q15
vs
2Q14
of
$138
million,
up
1.4%.
See
appendix
for
adjusted
earnings
reconciliation.
[Alcoa logo]
Adjusted Earnings
1
up nearly 16% Driven by:
Downstream: Record ATOI of $210 million, up 4%; aerospace revenue up 29% YoY
Midstream: ATOI of $76 million, up 9%; auto sheet revenue up ~180% YoY
Upstream: Solid Performance in face of significant market headwinds
Productivity Gains: $324 million across all segments
Free Cash Flow: $205 million; Cash from Operations $472 million, after $300 million prepayment for gas supply contract
Cash on Hand: $1.3 billion
Firth Rixson
integration on track
$1.6 billion revenue and $350 million EBITDA in 2016
Micromill
: Qualification agreements in place with 8 major automotive customers from three continents
Progress
on
12-month
capacity
review:
2.8
MMT
Refining,
500
kmt
Smelting
Expected to
close
by end of July
Completed 12-year Western Australia Gas Supply Contract
Curtailed Suriname alumina refining capacity and São Luís
aluminum smelting capacity
Permanently closed Poços
de Caldas primary aluminum smelter in Brazil
Announced permanent closure of Anglesea
power station & coal mine in Australia
2Q 2015 Overview
Driving Solid
Operational
Performance
Portfolio
Transformation
On Track
Obtained
regulatory
approvals
for
RTI
acquisition – RTI Shareholder Vote July 21
TM
Alumina segment: ATOI of $215 million; Best First Half ATOI result since 2007
Primary Metals segment: ATOI of $67 million; as Midwest transaction price lower by 22%, YTD 2015

William Oplinger Executive Vice President and Chief Financial Officer 6 July 8, 2015 [Alcoa logo]

Income Statement Summary 7 See appendix for EBITDA and Adjusted Income reconciliations. [Alcoa logo]

Special Items
GRP = Global Rolled Products. 1)  Total restructuring-related charges in 2Q15 of $143 million  (55 percent cash, 45 percent non-cash).
See appendix for Adjusted Income reconciliation
8
[Alcoa logo]
$ Millions, except per-share amounts
2Q14
1Q15
2Q15
Income Statement
Classification
Segment
Net Income
$138
$195
$140
Net Income Per Diluted Share
$0.12
$0.14
$0.10
Restructuring
-
Related
1
($54)
($158)
($143)
Restructuring
and Other
Charges/COGS
Corporate/
Primary
Metals
Tax Items
($2)
($4)
$22
Income Taxes
Corporate/GRP
Gain on Land Sale
-
-
$19
Other Income, Net
Corporate
Acquisition Costs
($11)
($7)
($5)
SG&A
Corporate
Mark-to-Market Energy Contracts
$6
$1
($3)
Other Expenses
(Income),
Net
Corporate
Master
U.S. Labor Agreement
($11)
-
-
COGS
Corporate/All
Saudi JV Potline
Impact
($6)
-
-
COGS
/ Other Expenses, Net
Primary Metals
Special Items
($78)
($168)
($110)
Net Income excl Special Items
$216
$363
$250
Net
Income
per
Diluted
Share
excl
Special
Items
$0.18
$0.28
$0.19

Adjusted Earnings Up nearly 16% on Performance and Market Factors
See appendix for Adjusted Income reconciliation

[Alcoa logo]
Net Income excluding Special Items ($ Millions)
Market
+$88
Performance
+$184
Cost Headwinds
-$238
$5
$209
$43
$85
$19
$250
$216
Raw
Materials
-$187
Cost
Increases
/ Other
2Q 15
Volume
Currency
API
LME
-$16
2Q 14
Energy
-$56
Productivity
Price
/ Mix
-$68

EPS: Record Second Quarter

1) Prior period amounts have been revised to remove impact of metal price lag. See appendix for additional information.
See appendix for EBITDA reconciliation.
[Alcoa logo]
$ Millions
2Q 14
1Q 15*
2Q 15*
3
rd
Party Revenue ($ Millions)
1,502
1,689
1,733
ATOI
1
($ Millions)
202
194
210
EBITDA Margin
1
22.9%
20.4%
21.5%
3
rd
Quarter Year-over-Year Outlook
2
nd
Quarter ATOI Performance Bridge
2Q15 Actual and 3Q15 Outlook –
Engineered Products and Solutions
$71
$21
$210
$202
2Q 15
Cost Increase
-$57
Productivity
Price / Mix
-$16
Volume
Currency
-$11
2Q 14
* Including Firth Rixson and TITAL.
* EPS
Base
Business
EBITDA
Margin
1
:
21.8%
for
1Q15,
22.6%
for
2Q15
.
Aerospace market remains
strong
Non-Residential Construction: Continued recovery in N.A.,
European weakness continues
Continued strength
in N.A. Heavy Duty Truck build rates;
gradual recovery in Europe
European summer slowdown across all sectors
Firth Rixson
Savannah press repair outage
(33k ton)
Share gains through innovation & productivity continue across all sectors
ATOI
is expected to
increase 5%-10%, including unfavorable
currency
pressures of $9M
Record second quarter ATOI, up 4% year-over-year
Revenue up 15% year-over-year, EBITDA margin of 21.5%
Revenue growth driven by acquisitions and share gains in aerospace, somewhat offset by currency
Unfavorable currency ATOI impact of
$11M, due to stronger U.S. dollar
Firth Rixson Q2 EBITDA of $42M and EBITDA margin of 16.8% (2014A full year EBITDA margin of 15.7%)
Year-over
-year ATOI
improvement driven by productivity, acquisitions,
strong Aerospace and Commercial Transportation revenues
2
nd
Quarter ATOI Results
2
nd
Quarter Business Highlights

GRP: Stronger Results on Performance and Volume
1) Prior period amounts have been revised to remove impact of metal price lag. See appendix for additional information.
See appendix for EBITDA reconciliation.
[Alcoa logo]
2Q 14
1Q 15
2Q 15
3
rd
Party Revenue ($ Millions)
1,860
1,621
1,668
ATOI
($ Millions)
70
54
76
EBITDA/MT
1
($)
289
347
342
2Q15 Actual and 3Q15 Outlook –
Global Rolled Products
$ Millions
2Q15
$76
Portfolio
Actions
-$7
Cost Incr./
Other
-$32
Prod
-
uctivity
$42
Price / Mix
-$12
Volume
$19
Currency
-$4
2Q14
$70
ATOI up 9% and EBITDA/MT up 18%, year-over-year
Strong productivity and
record Auto sheet revenue (up ~ 180% year-
over-year)
Unfavorable currency
impacts of $4M
Russia negatively
impacted by metal premiums and continued pricing
pressures in Packaging
Increased
investments in Micromill
TM
R&D and Saudi
JV ramp-up
Auto and Aero demand expected to remain strong, combined with seasonal volume increases in Packaging
Metal premium negatively impacts Russia and Packaging price
pressures
expected to continue
European summer slowdown in Commercial Transportation/Industrial
Continued investments in the
Micromill
TM
and Saudi
JV ramp-up
ATOI is expected to increase 5%-10%, assuming current currency rates
3
rd
Quarter Year-over-Year Outlook
2
nd
Quarter ATOI Performance Bridge
2
nd
Quarter Business Highlights
2
nd
Quarter ATOI Results
1

Alumina Delivers Best First Half ATOI since 2007

[Alcoa logo]
$ Millions
$5
$1
$4
-$1
API
-$11
LME
-$4
1Q15
$221
2Q15
$215
Prod-
uctivity
Price
/ Mix
Volume
Currency
2Q 14
1Q 15
2Q 15
Production (kmt)
4,077
3,933
3,977
3
rd
Party Shipments (kmt)
2,361
2,538
2,706
3
rd
Party Revenue ($ Millions)
761
887
924
3
rd
Party Price ($/MT)
318
344
337
ATOI ($ Millions)
38
221
215
2
Quarter ATOI Results
2
nd
Quarter Business Highlights
2
nd
Quarter ATOI Performance Bridge
3
rd
Quarter Sequential Outlook
2Q15 Actual and 3Q15 Outlook –
Alumina
~75%
Best first half ATOI since 2007
Third-party shipments up,
primarily in Australia and Spain
Unfavorable API, LME
and
currency
movements
Benefit
from volme
increases
and
productivity improvements
Gross productivity up $46M year-over-year
of 3
rd
party shipments on API or spot pricing for 2015
API
pricing follows
30
-
day
lag;
LME
pricing follows
60
-
day lag
Production up 40 kmt
due to one additional day in the quarter
Saudi Arabia
refinery reaching stability,
earnings
up $5M
Productivity and volume improvements more than
offset
energy and cost increases
by $15M
nd

Primary Metals Resilient Despite Strong Headwinds

1) Based on published prices as of July 8, 2015 for premiums; Midwest = 8.5c/lb, Euro Duty Paid = $190/MT, CIF Japan = $100/MT.
[Alcoa logo]
$ Millions
2Q15 Actual and 3Q15 Outlook –
Primary Metals
$67
$10
$1
$8
LME
-$24
1Q15
$187
2Q15
Cost Incr.
/ Other
-$12
Energy
Prod
-
uctivity
Price
/ Mix
-$102
Volume
-$1
API
Realized
price
declines ~10%
sequentially,
largely driven by
lower
regional
premiums;
~22%
drop
in
Midwest
Transaction
Price YTD
Production down
due to São Luís
curtailment
Favorable
alumina
and
energy
costs;
cost
increases
primarily
from
closed/curtailed locations
Gross productivity up $56M year-over-year
2Q 14
1Q 15
2Q 15
Production (kmt)
795
711
701
3
rd
Party Shipments (kmt)
638
589
630
3
rd
Party Revenue ($ Millions)
1,659
1,572
1,534
3
rd
Party Price ($/MT)
2,291
2,420
2,180
ATOI ($ Millions)
97
187
67
2
nd
Quarter ATOI Results
2
nd
Quarter Business Highlights
2
nd
Quarter ATOI Performance Bridge
3
rd
Quarter Sequential Outlook
Pricing
follows a 15-day lag
to LME
Production up 10
kmt
due to one additional day in the quarter
Regional premium decline
impact of
$70M
1
Brazil energy sales
improve by
$10M
Productivity and higher volume more than offset energy and
cost increases
by $8M

Base Business DWC Improved Year-over-Year, Acquisitions Add 3 days
FCF: Free Cash Flow. See appendix for days working capital reconciliation

[Alcoa logo]
5 days
lower
Average Days Working Capital since Second Quarter 2010
3 days
lower
34
33
28
32
33
30
28
31
29
32
30
36
35
34
36
40
40
40
37
44
43
6 days
lower
1 day
higher
Acquisitions (3 days)
Alcoa ex-Acquisitions (31 days)
12 days
from base business
>$700M FCF
2 days
lower
from base
business
4 days
higher
31

2
nd
Quarter
2015
Cash
Flow
Overview
15
See appendix for Free Cash Flow reconciliation
[Alcoa logo]
($ Millions)
2Q14
1Q15
2Q15
Net
Income
before
Noncontrolling
Interests
$129
$255
$207
DD&A
$350
$321
$320
Change in Working Capital
$31
($595)
$44
Pension Expense in Excess of Contributions
($82)
$37
$37
Australian Gas Prepayment
-
-
($300)
Other Adjustments
$90
($193)
$164
Cash from Operations
$518
($175)
$472
Dividends to Shareholders
($36)
($54)
($55)
Change in Debt
$296
$24
($38)
$4
($29)
($42)
Other Financing Activities
$17
$33
$2
Cash from Financing Activities
$281
($26)
($133)
Capital Expenditures
($258)
($247)
($267)
Acquisitions/Divestitures/Asset Sales
$1
($212)
$67
Other Investing Activities
($29)
($6)
($20)
Cash from Investing Activities
($286)
($465)
($220)
Free Cash Flow
$260
($422)
$205
Cash on Hand
$1,183
$1,191
$1,311
2Q14, 1Q15 and 2Q15 Cash Flow
Net (Distributions)/Contributions from Noncontrolling Interests

LTM = last twelve months;  See appendix for Net Debt and LTM EBITDA reconciliations.
Maintained Strong Balance Sheet
[Alcoa logo]
2Q15
8,789
7,478
1Q15
8,817
7,626
2014
8,852
6,975
2013
8,319
6,882
2012
8,829
6,968
2011
9,371
7,432
2010
9,165
7,622
($Millions)
Debt-to-LTM EBITDA
Net Debt
Cash
3.27
3.39
2.87
Debt, Net Debt, and Debt-to-LTM EBITDA
2.49
4.20
2.22
2.12
1,543
1,939
1,861
1,437
1,877
1,191
1,311

Maintaining Our 2015 Financial Targets
[Alcoa logo]
Attain 2.25 to 2.75
Debt-to-EBITDA
Manage Return-Seeking Capital
of $750M
Drive Productivity Gains of $900M
Overarching 2015 Financial Target
Taking the Right Actions
Control Sustaining Capital of
$725M
Generate
$500M
Free Cash
Flow
$562M
YTD:
$283M
$240M
2.12
2015 Annual Financial Targets and Year-to-Date Results

Alumina Surplus Tightens; Pricing Steady

Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
1)
Smelter
Grade
Alumina
%
of
3
rd
party
shipments
on
API/Spot
pricing.
[Alcoa logo]
$400
$450
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Alumina Price Index
2015E Alumina Supply/Demand, Alumina Price Index (API) and % Third-Party Shipments
Alumina Price Index
2016E
84%
2014
68%
2010
5%
2015E
75%
API/Spot
1
as % of 3
rd
Party Shipments
Forecast
Actual
2015E Alumina Supply/Demand Balance
’000 mt
China
Rest of World
2015 Production
51,567
54,921
2015 Production to be added
5,830
2,523
2015 Capacity curtailed or restarted
0
(350)
Imports/(exports)
3,200
(3,200)
Total supply
60,597
53,894
Demand
(60,597)
(51,466)
Net Balance
0
2,428
1Q15
Surplus
2,699
Surplus
2,428
$300
$350

6.5% 2015E Demand Growth
Aluminum Market Fundamentals are Mixed
2015E Aluminum Supply/Demand Balance
Global Inventories Fall to 62 days; -8 days YoY
Regional Premiums through 2Q 2015
See appendix for full scale charts
19
’000 mt
China
Rest of
World
2015 Production
29,579
26,280
2015 Production to be
added
2,819
719
2015 Capacity curtailed
(1,000)
(155)
Total Supply
31,398
26,844
Demand
(29,171)
(28,309)
Net Balance
2,227
(1,465)
1Q15
Surplus
326
Surplus
762
[Alcoa logo]
29.2
6.7
6.7
4.3
2.3
2.1
2.1
1.0
0.9
4%
1.5%
5%
9.5%
5%
1%
10%
7%
-1%
-3%
57.5 mmt
1
Other includes Africa, E. Europe, Latin America ex Brazil, and Oceania
2015E Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
2.1
2015 demand +6.5%
World ex China +3.5%
$1,000
$1,500
$2,000
$2,500
$3,000
0
7
14
21
28
35
42
49
56
63
70
77
84
91
98
105
China Incl SRB
Producer
Japan Port
LME On Warrant
Cancelled Warrants
Off Exchange
LME Cash
Days of
108 days
LME Cash Price
$2,180/MT
Days of
Consumption
83 days
LME Cash Price
$2,663/MT
Global Inventories
-46 days from the ’09 peak;
-8 days YoY
Days of
Consumption
Days of
62 days
LME Cash Price
$1,683/MT
$ per metric ton
Global inventories vs. LME price over time $
Days of
70days
LME Cash Price
$1,834/MT
$0
$100
$200
$300
$400
$500
$600
$0
$100
$200
$300
$400
$500
$600
Regional Premiums over time
$ per metric
ton
$ per metric
ton
Region
2Q15Average
Europe
$203/MT
Japan
$184/MT
Midwest USA
$264/MT
Average
2Q15 vs. 2Q14
Europe  -48%
Japan   -50%
Midwest USA  -36%
Consumption
Consumption
Consumption

Klaus Kleinfeld Chairman and Chief Executive Officer 20 July 8, 2015 [Alcoa logo]

Aerospace Remains Strong; Steady Growth in Automotive
Source: Alcoa analysis   1) International Air Transport Association 2015 Expectations
N.A. Auto sales, inventory, incentives, avg. transaction price as of Jun. 2015; Production as of May 2015. Europe and China YTD data as of May 2015
21
[Alcoa logo]
End Market
2015 Growth
Global and Regional Commentary
Aerospace
8% to 9%
Global sales
growth
•
Shift
from
2015 to 2016
on slower new platform ramp-up (mainly A350 and CSeries);
2016/2017
growth rates
nearly double
prior fcst.(+8% 2016 vs. +4-5% prior; +13% 2017 vs. 6% prior)
•
Paris Air Show + Chinese Premier Li visit to France secured $125B orders/commitments
for Airbus and Boeing
(exceeding the $116B during Farnborough 2014)
•
Strong
Commercial
Jet
Order
Book:
>9
Years
of
Production
at 2014 delivery rates
•
Solid
Airline
Fundamentals
1
:
+6.7% Passenger and +5.5% Cargo Demand,
Dramatic Improvement in Airline Profitability ($29B in 2015E)
Alcoa End Markets: Current Assessment of 2015 vs. 2014
Automotive
2% to 4%
Global
production
growth
NA
1% to 4%
EU
-1% to +3%
China
5% to 8%
•
Strong Sales:
U.S. sales
+4.4% YTD
(8.5M
vehicles),
led by Light Trucks
•
Production Up: +1.7% YTD
•
Inventory Flat:
60 days, +1 day
YoY
(industry target is 60-65 days)
•
Incentives
Up:
+4.7%
YoY
($2,877/unit),
driven
by
Passenger
Cars
+12.4%
YoY
•
Avg. Transaction Price Up: +2.5% YoY
at $33,340,driven by Light Trucks
•
Production Flat: +1.3% YTD; W. Eur
improves,
offsetting further decline in Russia
•
Registrations: +6.8% YTD
;
Exports +1.6%
vs.
prior year (2015 forecast)
•
Production: +5.1% YTD (9.9M vehicles)
;
Sales
+4.0% YTD
•
Moderated
growth
driven
by
increasing
middle
class,
affordability,
and
Clean
Air
Act

Heavy Duty Truck –
Strong U.S., Weak China; Packaging Stable

Source:
Alcoa
analysis.
Heavy
Duty
Truck:
YTD
and
YoY
data
for
production,
order
book,
freight
miles,
and
EU
registrations
as
of
May
2015;
YTD orders data as of June 2015. Packaging: YTD figures as of May 2015.
[Alcoa logo]
End Market
2015 Growth
Global and Regional Commentary
Packaging
2% to 3%
Global sales
growth
NA
-1% to -2%
EU
1% to 2%
China
8% to 12%
•
Demand
decline:
Weakness
(-2.5%
YTD)
in
Carbonated
Soft
Drinks
(CSD)
•
Moderate
growth
in
Beer
Segment
(+0.5%
YTD)
to
partially
offset
CSD
•
Growth
led
by
Steel
to
Aluminum
conversion
in
Western
Europe,
partially
offset
by
declines
in
Eastern
Europe
•
Growth
driven
by
continued
penetration
of
Aluminum
in
Beer
segment
Alcoa End Markets: Current Assessment of 2015 vs. 2014
Heavy Duty Truck
and Trailer
NA
9% to 11%
EU
-2%
to
0%
China
-14% to -16%
•
OEM supply chain supporting higher than expected build rates in 2Q15
•
Peaking
Production:
+18.7%
YTD
at
137k
trucks
•
Large
Order
Book:
+42%
YoY
at
169k
trucks;
Remains
above
10
year
avg
of
101k
•
Decreasing
Orders:
-8.6%
YTD,
after
record
4Q14
orders
•
Solid
Fundamentals:
+2.3%
Freight
ton
miles
(YTD);
+54%
Fleet
profitability
(1Q15
YoY)
-4% to -6%
Global
production
decline
•
Increasing
Production:
W.Eur
+5.2%
YTD
•
Improving
conditions
in
W.Eur:
Orders
+12.2%
YTD,
Registrations
+17.8%
YTD
•
Production
Down:
-34.1%
YTD;
Strong
pull-ahead
demand
in
2014
due
to
stage
IV
regulations; 2H15 forecasted to normalize from regulatory conditions

Solid Commercial B&C Growth; Global Airfoil Market Improves
Source: Alcoa analysis
B&C  = Building and construction
23
[Alcoa logo]
End Market
2015 Growth
Global and Regional Commentary
Industrial
Gas Turbines
Building and
Construction
1% to 3%
Global airfoil
market growth
NA
4% to 5%
EU
-2% to -3%
China
6% to 8%
5% to 7%
Global sales
growth
Alcoa End Markets: Current Assessment of 2015 vs. 2014
Positive Early Indicators:
•
Non-Residential Contracts Awarded:
+13.6%
in May
(mean of 12-month rolling average)
•
Architectural Billing Index:
Positive at
51.9 in May
•
Case-Shiller
Home Price Index:
+4.1%
YoY
Mar;
Growth moderated since 1Q14 (10%+)
•
Decline as weakness continues, outlook varies across markets
•
Market drivers continue to be relatively
stable
•
Slower industrial production growth
at
+6.1% YoY
May
•
Market moving towards higher value product
as customers develop
new, high
efficiency
turbines with
advanced technology
•
U.S. (60 Hz) gas-fired generation +19.5% YTD
April driving strong demand for
spares
and component upgrades on existing turbines
•
Tempered by EU (50 Hz)
demand which remains soft due to
subsidized renewables

Transforming Alcoa –
Creating Compelling Sustainable Value

[Alcoa logo]
Building a Lightweight Multi-Material
Innovation Powerhouse
Creating a Globally Competitive
Commodity Business
Increasing share
in
exciting
growth
markets
e.g., aerospace, automotive, heavy
duty truck and trailer, building and
construction
Full pipeline
of innovative
products and solutions
Using all
growth levers
e.g., Alcoa Advantage
Shifting
mix to
higher value-add
Expanding multi-material,
technology and process
expertise
Increasing competitiveness,
mitigating downside
risk
Optimizing the
casthouse
value-add
portfolio
Shifting pricing
to reflect market
fundamentals
Continuing to drive productivity
improvements

Investments Position Alcoa as a Premier Aerospace Solutions Provider
FR
=
Firth
Rixson.
1)
Estimated
completion
for
Hampton/LaPorte
by
4Q
2015,
Whitehall
HIP
in
2016
and
Davenport
in
2017.
2)
Pro
forma
includes
EPS,
FR,
Tital
and
RTI.
3)
RTI
close
expected
by
end
of
July,
subject
to
RTI
shareholder
approval.
4)Represents
mid
&
downstream
capabilities,
not
market
position.
25
[Alcoa logo]
Organic and Inorganic Aerospace Investments Increase Multi-Material, Multi-Platform Offerings
Organic Growth Through Innovation
Hampton
1
: Enhanced blade
performance; cuts blade weight by
20%, improved aerodynamics
LaPorte
1
: Expands Ni structural
castings to large commercial jet
engines
Whitehall
1
: Advanced coatings,
high-temperature protection; hot-
isostatic
press for Ti, Ni, and 3D-
printed jet engine parts
Lafayette:
World’s first
Al-Li fan
blade
Davenport
1
: World’s largest
stretcher for monolithic ribs
Lafayette: World’s largest Al-Li
casthouse (20 kmt)
Grows Al-Li capabilities
Largest Al-Li ingot; slabs
~50% larger than nearest
competitor
Carson: Flite-tite
®
fasteners,
lightning-strike
management
Melting
(Ingot, Cast Slab)
Billetizing,
Rolling
(Mill Products)
Conversion
(Closed-Die Forging,
Extruding, Investment
Casting)
Machining,
Subassembly
INGOT
PLATE
FORGING
MACHINING
CASTINGS
FR Doubles Engine Content
Alcoa Products
Firth Rixson
Products
RTI
3
+TITAL Complement Value Chain
4
None
Limited
Moderate
Significant
Full
Capabilities:
Inorganic Investments in Robust Aerospace Market
2014
Pro forma
2
Aerospace Revenue
~$5.6B
Can Produce >90% of
Structural and Rotating
Components
(e.g., turbine blades and vanes, structural
castings, rings, discs, shafts, fasteners and
front fan blades)
Multi-Material
Ni and Ti-Al in hot section
Ti, Al and Steel in cold section

Positioned on Every Large Commercial Aircraft, Regardless of Material

CFRP = Carbon Fiber Reinforced Polymer. 1) A320NEO and 737MAX aircrafts as well as GE Leap-X engine not included as contract negotiations ongoing. 2) Estimated RTI content; RTI close expected by end of July, subject to RTI shareholder approval.
[Alcoa logo]
Boeing
Airbus
B787
A380
B747-8
A350
A320
B737
B767
A330
B777
Indexed Revenue by Aircraft Type and Key Engine Type
1
Strong Revenue Generator on All Platforms
Pro forma Revenue / Aircraft
(Indexed to B737)
100%
CFRP
Intensive
PW
1100G
(A320N)
GE90
(B777)
V2500
(A320C)
GEnx
1B
(B787)
GEnx
2B
(B747)
Trent
900
(A380)
Trent
XWB
(A350)
Trent
1000
(B787)
GP7200
(A380)
CFM56
(B737)
(A320C)
Airbus
Twin Aisle
Better Coverage of Key Engine Platforms
Pro forma Revenue / Engine
(Indexed to CFM56)
100%
Boeing
Twin Aisle
Single Aisle
Alcoa
Firth Rixson
B787 (CFRP):
~$6.4M Rev
content / shipset
B767(metallic):
~$2.4M Rev
content / shipset
~$660k Rev
content / engine on
787 GEnx
1B
Alcoa
Firth Rixson
RTI
2

Robust Aerospace Fundamentals

Source: The Airline Monitor June 2015, Teal Group April 2015, and Forecast International April 2015.
Forecasted values are in 2015 constant dollars. 1) Boeing Current Market Outlook 2015. 2) The Airline Monitor June 2015.
[Alcoa logo]
$150
$200
$100
$0
$50
2013
2014
2015
2012
2017
2016
2021
2022
2020
2023
2024
2018
2019
($B)
Actual
Min. forecast
Max. forecast
Strong Aerospace Fundamentals
“Emerging Asia” adds 100M new passengers each
year
and
drives
5%
CAGR
in
travel
demand
(2014-2034)
Lower operating costs
of Next Gen Aircrafts
(e.g., +20% fuel efficiency, -30% maintenance costs)
More diversified aircraft customer base
(Past: primarily U.S. and European carriers)
Aircraft
Retirements
~600
aircrafts
p.a.
from
2015-2024
>9 year production order book at 2014 delivery rates
1
2
Commercial
Jet
Deliveries
of
2012-2014
Actual
and
2015-2024
3
Party
Forecasts
($B)
rd

Firth Rixson
Integration –
On Track to Achieve 2016 Targets
28
1) Firth Rixson
unaudited financials. 2) 2Q 2015 Actual. 3) Deployed versus 2016 target, gross synergies of $44M offset by $4M integration costs.
[Alcoa logo]
Market & Share Gains
EBITDA
$100-110M
Productivity & Synergies
EBITDA
$70-80M
2Q 2015 Annualized
Run Rate
EBITDA
$168M
2014 Actual and 2016 Target Revenue and EBITDA and 2Q 2015 EBITDA Annualized Run Rate to 2016 EBITDA Target
Acceleration
of demand for Next Gen
Engine Components in 2016
Targeted
Rings, Forgings, and Metals
growth opportunities across
Slower than expected recovery in 2016
Stand alone
Incremental Productivity
Accelerated capture
of Synergies
Operational productivity
Overhead cost reductions
Procurement savings
GE Leap-X
P&W GTF
RR Trent XWB
Oil & Gas
Mining
Airframe
Jet engine
Mining
Oil & Gas
2014A
EBITDA
$152M
1
Revenue
$1.0B
2016 Target
Revenue
$1.6B
EBITDA
$350M
15.7%
EBITDA
margin
16.8%
EBITDA
margin
2
~190%
deployed
3
21.9%
EBITDA
margin

RTI Acquisition On Track for End of July Close
1)
Fixed
exchange
ratio
based
on
market
close
price
as
of
March
6,
2015;
Enterprise
value
as
of
March
6,
2015.
2)
As
a
result
of
the
acquisition,
Alcoa
assumes $114.4M convertible senior notes due 2015 of which holders have the right to elect to convert to common stock within 35 trading days post-close.
3) As of July 8, based on current market conditions and phased-in synergies . 4) Figure reflects net synergies after $9M integration costs.
29
[Alcoa logo]
Net Synergies
$100M
4
30%
in year 2
100%
in year 4
Enhances Offerings: Expands Ti, Value-Add Solutions
Identified 2019 RTI Gross Synergies
Strategic
Merits
Transaction
Overview
Targeting
End of July
Close
Highlights of RTI Acquisition, Closing Progress and Synergy Preparation
2019 Target:
$1.2B
revenue
25% EBITDA
margin
Builds value
-
add portfolio;
Expands further into high-performance metals
Expands range
of midstream and downstream
titanium
supply
chain
capabilities
Captures growth
from
long-term agreements and
Advanced Technologies
Fixed Exchange Ratio:
2.8315 AA shares per RTI share
Enterprise Value
:
$1.5B reflecting:
o
~ $1.3B
equity issuance
[~89M shares]
o
$517M convertible senior notes (2015
2
& 2019)
o
$330M of RTI cash on hand
Accretion:
1
full year in 2017
3
Returns:
In excess of
Cost of Capital
U.S.
RTI Shareholder Vote
(July 21, 2015)
Europe
Approvals on track:
Overhead
Cost
Reductions
$20M
Procurement
Savings
$20M
Growth
$25M
Operational
Productivity
$44M
Expand selection of machined parts
(e.g., plate, forgings, extrusions)
Migrate from Ti ingot directed buy programs
Offer Ti-Al for high-growth engine components
Integrate Shared Services Center of Excellence
Leverage Alcoa’s $18B global spend
(
e.g., commodities, production, maintenance supplies)
Standardize payment terms
Maximize internal metal supply
Decrease outsourced machining
Increase utilization of capacity
(e.g., melting, billetizing, rolling, machining)
Optimize revert metal loop
Finance
Credit
Information Technology
Human Resources
1
1
st

GRP: Lightweighting
Trend Drives Substantial Automotive Growth

GRP
=
Global
Rolled
Products.
CAFE=Corporate
Average
Fuel
Economy.
1)
Annual
Savings
=
((15,000
Hwy
Miles/Yr
÷
17
Hwy
MPG)
–
(15,000
Hwy
Miles/Yr ÷
26 Hwy MPG)) x $3/gal. 2) Alcoa Analysis and Environmental Protection Agency, October 2014.
[Alcoa logo]
Automotive Demand Drivers for Auto & Brazing Sheet and Alcoa Automotive 2014-2018 Revenue
Reduced heat exchanger size
and weight
up to 25%
~3% new auto sales
growth
Higher content growth per
vehicle
from adoption of turbo
charged engines:
80% by
2025
from 17% in 2013
2
Automotive Revenue ($M)
2018E
1,800
2016E
1,530
2015E
1,060
2014A
750
Reduced fuel consumption:
9 MPG $916/yr savings
1
Additional
payload
/ towing
capacity
(e.g., 700 lbs on F-150)
Faster acceleration;
Improved
braking distance
Auto & Brazing Sheet: Profitable Growth
U.S.
CAFE
Regulations
(MPG)
54.5
35.5
32.2
2025E
2016E
2014
Result:
•Auto Sheet Shipments: ~65% CAGR (2013-2016E)
•Automotive Revenue: 10% of GRP in 2014A to 20% in 2016E
•Brazing Sheet Revenue Doubled and Profits Tripled (2011-2014)
+69%
Auto Sheet
Brazing Sheet
Auto Sheet
Brazing Sheet
1.4x
2.4x
OEMs Need Fuel Economy and Consumer Benefits

GPP: New Global Business Structure Maximizing Profits

GPP=Global Primary Products. BPA = Bonneville Power Administration. Cost Curve targets represent percentile. Source: CRU and Alcoa analysis.
1) Announced March 6, 2015. 2) Relative to market cash cost curve from 2010-2014. 3) Reflects Alcoa’s change in production cash cost;
3Q08-2Q15: $435/mt
lower cash cost vs. $362/mt
lower cash cost from 3Q08-3Q14.
[Alcoa logo]
2010 and 2014 Actual and 2016 Target Cost Curve Positions and Global Business Unit 2Q15 Updates
MINING
REFINING
CASTING
SMELTING
ENERGY
Innovative new
foundry alloys for
automotive launched in
April 2015
Upgrading Baie-
Comeau
casthouse
to
meet automotive
demand
Curtailed
Suralco
Completed
12-year
Western Australia Gas
Supply Contract
1.1 MMT
Saudi JV 2015
production
on track
$15/mt
lower on cost
curve
2
Revised
Intalco
BPA
power contract
Announced
permanent closure of
Anglesea
power
station & coal mine (by
8/31/2015)
Curtailed
São Luís
Announced permanent
closure of Poços
740 kmt
Saudi JV 2015
production
on track
$50/mt
lower on cost
curve
2
$435/mt
reduced cost
3
Saudi JV mine 99%
complete
Shipped
Western
Australian bauxite
samples to 6
customers for testing
12-month
Capacity Review
1
2.8 MMT Refining and
500 Kmt
Smelting
Explore opportunities
in external markets
Leverage assets;
Secure long-term
solutions
Improve
competitiveness;
Transform pricing
Lower cost;
Enhance operational
excellence
Grow value-add
product mix
Alumina
Primary Metals
2010
30
th
2014
25
th
2016
21
st
2010
2014
2016
Target
-9%
points
cost position
Target
-13%
points
cost position
43
rd
38
th
51
st

Capture Value Add Market Share from Our Investments
Drive Continued Upstream Competitiveness
Continue to Deliver Improved Operational Results

Creating Sustainable Value for Shareholders
[Alcoa logo]

Nahla Azmy Vice President, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 Email: nahla.azmy@alcoa.com www.alcoa.com Additional Information 33 [Alcoa logo]

Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/-
$100/MT = +/-
$190
million
LME Aluminum Annual Net Income Sensitivity
Australian $
+/-
$11 million
per 0.01 change in USD / AUD
Brazilian
$
+/-
$  1 million
per 0.01 change in BRL / USD
Euro €
+/-
$  2 million
per 0.01 change in USD / EUR
Canadian $
+/-
$  4 million
per 0.01 change in CAD / USD
Norwegian Kroner
+/-
$  4 million
per 0.10 change in NOK / USD
34
+/-
$10/MT = +/-
$20
million
API/Spot Alumina Annual Net Income Sensitivity
[Alcoa logo]

Composition of Regional Premium Pricing Convention
2015E Shipments
Regional Premiums
Estimated Pricing Convention
50%
Midwest
–
Platts
15-day lag
35%
Rotterdam DDP
–
Metal Bulletin
45-day lag
10%
CIF Japan
–
Platts
Month prior to Quarter start
5%
Negotiated
Annual

[Alcoa logo]

Second Quarter 2015 Supplemental Segment Bridges
EPS = Engineered Products and Solutions
GRP = Global Rolled Products
[Alcoa logo]
$ Millions
$ Millions
$ Millions
$ Millions
EPS Sequential Quarter Bridge
GRP Sequential Quarter Bridge
Energy
$10
Prod-
uctivity
$46
Price /
Mix
$3
Volume
$1
Currency
$95
2Q15
$215
Cost
Increases
/ Other
-$32
API
$50
LME
$4
2Q14
$38
2Q15
$67
Cost
Increases
/ Other
-$10
Energy
-$62
Prod-
uctivity
$56
Price /
Mix
-$42
Volume
$2
FX
$52
API
-$11
LME
-$15
2Q14
$97
2Q15
$210
Cost
Increases/
Other
-$6
Productivity
$18
Price / Mix
-$6
Volume
$11
Currency
-$1
1Q15
$194
Alumina Year-over-Year Bridge
Primary Metals Year-over-Year Bridge
$76
2Q15
-$5
Cost
Increases
/ Other
Productivity
Energy
$1
$1
Price /
Mix
$12
$6
Volume
Currency
$4
LME
$3
1Q15
$54

Revenue
Change
by
Market
-
2Q
2015
37
[Alcoa logo]
1%
9%
7%
3%
(0%)
15%
(1%)
(17%)
4%
(2%)
24%
54%
(20%)
5%
(32%)
(9%)
(18%)
209%
21%
(8%)
22%
5%
5%
7%
5%
2%
11%
1%
16%
26%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
2Q15 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change

Revenue
Change
by
Market
–
YTD
2015
38
[Alcoa logo]
Year-Over-Year Change
22%
5%
5%
7%
5%
1%
11%
1%
16%
27%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
2Q YTD Third-Party Revenue
24%
50%
(19%)
9%
(30%)
(7%)
(12%)
195%
13%
1%

Composition of Upstream Production Costs

[Alcoa logo]
Fuel Oil
6%
Natural gas
14%
Caustic
9%
Bauxite
29%
Conversion
42%
Input Cost
Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil
1 –
2 months
Prior month
$2m per $1/bbl
Natural gas
N/A
Spot
1
$13m per
$1/GJ
1
Caustic soda
3 -
6 months
Spot & semi-
annual
$8m per
$10/DMT
Refining Cost Structure
Alumina
35%
Carbon
12%
Power
24%
Materials
7%
Conversion
22%
Smelting Cost Structure
Input Cost
Inventory flow
Pricing convention
Annual ATOI
Sensitivity
Coke
Spot, quarterly &
semi-annual
$7m per
$10/MT
Pitch
Spot, quarterly &
semi-annual
$2m per
$10/MT
Natural
gas
information
corresponds
to
Point
Comfort,
as
Australia
is
priced
on
a
rolling
16
quarter
average
1 -
2 months
1 -
2 months
1

Alcoa Upstream capacity closed, sold and idled

Facility
Year
kmt
Baie Comeau
2008
53
Eastalco
2010
195
Badin
2010
60
Warrick
2010
40
Tennessee
2011
215
Rockdale
2011
76
Baie Comeau
2013
105
Fusina
2013
44
Massena East
2013
41
Massena East
2014
84
Point Henry
2014
190
Portovesme
2014
150
Mt. Holly
(sale of 50.33% interest)
2014
115
Pocos
2015
96
Total
1,464
Closed/sold since December 2007
Facility
kmt
Rockdale
191
Sao Luis
268
Intalco
49
Wenatchee
41
Aviles
32
Portland
30
La Coruna
24
Total
635
Smelting Capacity
Idled
Refining Capacity
Facility
Year
kmt
Jamalco
(sale of 55% interest)
2014
779
Total
779
Closed/sold since December 2007
Facility
kmt
1,324
Point Comfort
295
Total
1,619
Idled
1)  Does not include a potential sale transaction with the Government of Suriname.
[Alcoa logo]
Suriname
1

Source: Alcoa estimates, CRU, Harbor, Wood Mackenzie
6.5% 2015E Demand Growth

[Alcoa logo]
29.2
6.7
6.7
4.3
2.3
2.1
2.1
1.0
0.9
4%
1.5%
5%
9.5%
5%
1%
10%
7%
-1%
-3%
57.5 mmt
1
Other includes Africa, E. Europe, Latin America ex Brazil, and Oceania
2015E Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other
¹
2.1
2015 demand +6.5%
World ex China +3.5%

Source: Alcoa estimates, IAI, LME, Marubeni, Shanghai Metal Exchange
Global Inventories Fall to 62 days; Down 8 days YoY

[Alcoa logo]
$1,000
$1,500
$2,000
$2,500
$3,000
0
7
14
21
28
35
42
49
56
63
70
77
84
91
98
105
China Incl SRB
Producer
Japan Port
LME On Warrant
Cancelled Warrants
Off Exchange
LME Cash
Days of
Consumption
108 days
LME Cash Price
$2,180/MT
Days of
Consumption
83 days
LME Cash Price
$2,663/MT
Global Inventories
-46 days from the ’09 peak;
-8 days YoY
Days of
Consumption
Days of
Consumption
62 days
LME Cash Price
$1,683/MT
$ per metric ton
Global inventories vs. LME price over time $
Days of
Consumption
70
days
LME Cash Price
$1,834/MT

Premiums Down from Record Highs, Break Below 2014 Levels

Source:
Graph
shows
monthly
average
of
daily
prices
-
Platts
Metals
Week
2Q15 and 2Q14 bubble/table data shows quarterly average of daily prices
[Alcoa logo]
$0
$100
$200
$300
$400
$600
$0
$100
$200
$300
$400
$500
$600
Regional Premiums over time
$ per metric
ton
$ per metric
ton
Region
2Q15
Average
Europe
$203/MT
Japan
$184/MT
Midwest
USA
$264/MT
Average
2Q15 vs. 2Q14
Europe  -48%
Japan   -50%
Midwest USA  -36%
$500

Special Items
NCI: Non-controlling interest. 1) Total restructuring-related charges in 2Q15 of $143 million (55 percent cash, 45 percent non-cash).

[Alcoa logo]
Pre-tax, Before NCI
After-tax, After NCI
$ Millions, except per-share amounts
1Q15
2Q15
1Q15
2Q15
Income Statement
Classification
Segment
Net Income
$481
$282
$195
$140
Net Income Per Diluted Share
-
-
$0.14
$0.10
Restructuring-Related
1
($177)
($221)
($158)
($143)
Restructuring and
Other Charges/COGS
Corporate/
Primary metals
Tax Items
-
-
($4)
$22
Income Taxes
Corporate/GRP
Gain on Land Sale
-
$28
-
$19
Other Income, Net
Corporate
Acquisition Costs
($9)
($6)
($7)
($5)
SG&A
Corporate
Mark
-to-Market Energy Contracts
$2
($4)
$1
($3)
Other Expenses
(Income), Net
Corporate
Special Items
($184)
($203)
($168)
($110)
Net Income excl Special Items
$665
$485
$363
$250
Net Income
per Diluted
Share excl
Special Items
-
-
$0.28
$0.19

Reconciliation
of
ATOI
to
Consolidated
Net
(Loss)
Income
Attributable
to
Alcoa
45
(in millions)
1Q14
2Q14
3Q14
4Q14
2014
1Q15
2Q15
Total segment ATOI*
$318
$407
$581
$659
$1,965
$656
$568
Unallocated amounts (net of tax):
Impact of LIFO
(7)
(8)
(18)
(21)
(54)
7
36
Metal
price lag*
7
11
38
22
78
(23)
(39)
Interest expense
(78)
(69)
(81)
(80)
(308)
(80)
(80)
Noncontrolling interests
19
9
18
45
91
(60)
(67)
Corporate expense
(67)
(70)
(74)
(83)
(294)
(64)
(66)
Restructuring and other charges
(321)
(77)
(189)
(307)
(894)
(161)
(159)
Other
(49)
(65)
(126)
(76)
(316)
(80)
(53)
Consolidated net (loss)
income attributable to Alcoa
$(178)
$138
$149
$159
$268
$195
$140
[Alcoa logo]
* Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Engineered Products and Solutions and Global Rolled
Products segments in order to enhance the visibility of the underlying operating performance of these businesses. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by the respective segment. The impact of metal price lag is now reported as a separate line item in Alcoa’s reconciliation of total segment ATOI to consolidated net income (loss) attributable to Alcoa.  As a result, this revision does not impact the consolidated results of Alcoa. Segment information for all prior periods presented was revised to reflect this change.

Reconciliation of Adjusted Income

[Alcoa logo]
(in millions, except
per-share amounts)
Income
Diluted EPS
(3)
Quarter ended
Quarter ended
June 30,
March 31,
June 30,
June 30,
March 31,
June 30,
2014
2015
2015
2014
2015
2015
Net income
attributable to Alcoa
$138
$195
$140
$0.12
$0.14
$0.10
Restructuring and
other
charges
54
158
141
Discrete tax
items
(1)
(2)
(5)
Other special
items
(2)
26
10
(26)
Net income
attributable to Alcoa
–
as adjusted
$216
$363
$250
0.18
0.28
0.19
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Net income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.
Discrete tax items include the following:
• for the quarter ended June 30, 2015, a net benefit for a number of small items; and
• for the quarter ended June 30, 2014, a net benefit for a number of small items.
Other special items include the following:
• for the quarter ended June 30, 2015, a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($21), a gain on the sale of land ($19), costs associated with a future acquisition of an aerospace business ($5), an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($4), a net unfavorable change in certain mark-to-market energy derivative contracts ($3), and a write-down of inventory related to the permanent closure of a smelter in Brazil and a power station in Australia ($2);
• for the quarter ended March 31, 2015, an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($35), a favorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($31), costs associated with current and future acquisitions of aerospace businesses ($7), and a net favorable change in certain mark-to-market energy derivative contracts ($1); and
• for the quarter ended June 30, 2014, a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($20), an unfavorable tax impact resulting from the difference between
Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($24), costs associated with (i) a then-planned acquisition of an aerospace business ($11) and (ii) preparation for and ratification of a new labor agreement with the United Steelworkers ($11), a net favorable change in certain mark-to-market energy derivative contracts ($6), and an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($6).
The average number of shares applicable to diluted EPS for Net income attributable to Alcoa excludes certain share equivalents as their effect was anti-dilutive (see footnote 3 to the Statement of Consolidated Operations).  However, certain of these share equivalents may become dilutive in the EPS calculation applicable to Net income attributable to Alcoa – as adjusted due to a larger, positive numerator. Specifically, these share equivalents were associated with mandatory convertible preferred stock for the quarter ended March 31, 2015. As a result, the average number of shares applicable to diluted EPS for Net income attributable to Alcoa – as adjusted was 1,315,558,890 for the quarter ended March 31, 2015.  Additionally, the subtraction of preferred stock dividends declared from the numerator (see footnote 1 to the Statement of Consolidated Operations) needs to be reversed for the quarter ended March 31, 2015 since the related mandatory convertible preferred stock was dilutive in the EPS calculation for Net income attributable to Alcoa – as adjusted.
(1)
(2)
(3)
-

Reconciliation of Alcoa Adjusted EBITDA

($ in millions)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q14
1Q15
2Q15
Net income (loss) attributable to Alcoa
$1,310
$1,233
$2,248
$2,564
$(74)
$(1,151)
$254
$611
$191
$(2,285)
$268
$138
$195
$140
Add:
Net income (loss) attributable to noncontrolling
interests
233
259
436
365
221
61
138
194
(29)
41
(91)
(9)
60
67
Cumulative effect of accounting changes
–
2
–
–
–
–
–
–
–
–
–
–
–
–
Loss (income) from discontinued operations
27
50
(22)
250
303
166
8
3
–
–
–
–
–
–
Provision (benefit) for income taxes
546
464
853
1,623
342
(574)
148
255
162
428
320
78
226
75
Other (income) expenses, net
(266)
(478)
(236)
(1,920)
(59)
(161)
5
(87)
(341)
(25)
47
5
(12)
–
Interest expense
271
339
384
401
407
470
494
524
490
453
473
105
122
124
Restructuring and other charges
(29)
266
507
268
939
237
207
281
172
782
1,168
110
177
217
Impairment of goodwill
–
–
–
–
–
–
–
–
–
1,731
–
–
–
–
Provision for depreciation, depletion, and
amortization
1,142
1,227
1,252
1,244
1,234
1,311
1,450
1,479
1,460
1,421
1,371
349
321
319
Adjusted EBITDA
$3,234
$3,362
$5,422
$4,795
$3,313
$359
$2,704
$3,260
$2,105
$2,546
$3,556
$776
$1,089
$942
Sales
$21,370
$24,149
$28,950
$29,280
$26,901
$18,439
$21,013
$24,951
$23,700
$23,032
$23,906
$5,836
$5,819
$5,897
Adjusted EBITDA Margin
15.1%
13.9%
18.7%
16.4%
12.3%
1.9%
12.9%
13.1%
8.9%
11.1%
14.9%
13.3%
18.7%
16.0%
[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA

($ in millions, except per metric ton amounts)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q14
1Q15
2Q15
After-tax operating income (ATOI)
$632
$682
$1,050
$956
$727
$112
$301
$607
$90
$259
$370
$38
$221
$215
Add:
Depreciation, depletion, and amortization
153
172
192
267
268
292
406
444
455
426
387
100
80
77
Equity (income) loss
(1)
–
2
(1)
(7)
(8)
(10)
(25)
(5)
4
29
7
7
11
Income taxes
240
246
428
340
277
(22)
60
179
(27)
66
153
12
92
87
Other
(46)
(8)
(6)
2
(26)
(92)
(5)
(44)
(8)
(6)
(28)
–
–
–
Adjusted EBITDA
$978
$1,092
$1,666
$1,564
$1,239
$282
$752
$1,161
$505
$749
$911
$157
$400
$390
Production (thousand metric tons) (kmt)
14,343
14,598
15,128
15,084
15,256
14,265
15,922
16,486
16,342
16,618
16,606
4,077
3,933
3,977
Adjusted EBITDA / Production
($ per metric ton)
$68
$75
$110
$104
$81
$20
$47
$70
$31
$45
$55
$39
$102
$98
[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The
Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Primary Metals Adjusted EBITDA

($ in millions, except per metric ton amounts)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q14
1Q15
2Q15
After-tax operating income (ATOI)
$808
$822
$1,760
$1,445
$931
$(612)
$488
$481
$309
$(20)
$594
$97
$187
$67
Add:
Depreciation, depletion, and amortization
326
368
395
410
503
560
571
556
532
526
494
129
109
109
Equity (income) loss
(58)
12
(82)
(57)
(2)
26
(1)
7
27
51
34
17
3
5
Income taxes
314
307
726
542
172
(365)
96
92
106
(74)
203
30
57
6
Other
20
(96)
(13)
(27)
(32)
(176)
(7)
2
(422)
(8)
(6)
(5)
(1)
–
Adjusted EBITDA
$1,410
$1,413
$2,786
$2,313
$1,572
$(567)
$1,147
$1,138
$552
$475
$1,319
$268
$355
$187
Production (thousand metric tons) (kmt)
3,376
3,554
3,552
3,693
4,007
3,564
3,586
3,775
3,742
3,550
3,125
795
711
701
Adjusted EBITDA / Production
($ per metric ton)
$418
$398
$784
$626
$392
$(159)
$320
$301
$148
$134
$422
$337
$499
$267
[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Global Rolled Products Adjusted EBITDA
(1)

[Alcoa logo]
($ in millions, except per metric ton amounts)
2004
2005
2006
2007
2008
2009
2012
(2)
2013
2014
2Q14
1Q15
2Q15
After-tax operating income (ATOI)
$290
$300
$317
$151
$(41)
$(106)
$241
$260
$346
$252
$245
$70
$54
$76
Add:
Depreciation, depletion, and amortization
200
220
223
227
216
227
238
237
229
226
235
58
56
56
Equity loss
1
–
2
–
–
–
–
3
6
13
27
6
9
7
Income
taxes
97
135
113
77
14
12
103
98
159
108
89
18
36
25
Other
1
1
20
1
6
(2)
1
1
(2)
–
(1)
2
–
–
Adjusted
EBITDA
$589
$656
$675
$456
$195
$131
$583
$599
$738
$599
$595
$154
$155
$164
Total shipments (thousand metric tons) (kmt)
2,136
2,250
2,376
2,482
2,361
1,888
1,755
1,866
1,943
1,989
2,056
533
447
479
Adjusted EBITDA / Total shipments
($ per metric ton
)
$276
$292
$284
$184
$83
$69
$332
$321
$380
$301
$289
$289
$347
$342
Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Global Rolled Products segment in order to enhance the visibility of the underlying operating performance of this business. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by this segment. This revision does not impact the consolidated results of Alcoa. Segment information for all prior 2014 and 2015 periods presented was revised to reflect this change.

The average Adjusted EBITDA per metric ton of these three years equals $344 and represents the average historical high for the Global Rolled Products segment.  Alcoa has a 2016 target to meet or exceed this average historical high.
(1)
(2)
2011
(2)
2010
(2)
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The
Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Engineered Products and Solutions Adjusted EBITDA
(1)

[Alcoa logo]
($ in millions)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
(2)
2014
(3)
2Q14
1Q15
(4)
2Q15
(4)
After-tax operating income (ATOI)
$161
$276
$382
$423
$522
$311
$419
$537
$612
$726
$756
$202
$194
$210
Add:
168
160
152
163
165
177
154
158
158
159
173
41
60
64
Equity loss (income)
–
–
6
–
–
(2)
(2)
(1)
–
–
–
–
–
–
Income
taxes
70
120
164
184
215
138
198
258
297
348
368
101
90
99
Other
106
(11)
(2)
(7)
2
1
–
(1)
(9)
(2)
–
–
1
(1)
Adjusted EBITDA
$505
$545
$702
$763
$904
$625
$769
$951
$1,058
$1,231
$1,297
$344
$345
$372
Third-party sales
$4,283
$4,773
$5,428
$5,834
$6,199
$4,689
$4,584
$5,345
$5,525
$5,733
$6,006
$1,502
$1,689
$1,733
Adjusted EBITDA Margin
11.8%
11.4%
12.9%
13.1%
14.6%
13.3%
16.8%
17.8%
19.1%
21.5%
21.6%
22.9%
20.4%
21.5%
Depreciation, depletion, and amortization
(1)
(2)
(3)
(4)

Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Engineered Products and Solutions segment in order to enhance the visibility of the underlying operating performance of this business. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by this segment. This revision does not impact the consolidated results of Alcoa. Segment information for all prior 2014 and 2015 periods presented was revised to reflect this change.
    The Adjusted EBITDA Margin for the year ended December 31, 2013 represents the historical high for the Engineered Products and Solutions segment.  Alcoa has a 2016 target to exceed this historical high.

In the year ended December 31, 2014, the Third-party sales and Adjusted EBITDA of Engineered Products and Solutions includes $81 and $(10), respectively, related to the acquisition of an aerospace business, Firth
Rixson.  Excluding these amounts, Adjusted EBITDA Margin was 22.1% for the year ended December 31, 2014.

In the quarters ended March 31, 2015 and June 30, 2015, the Third-party sales and Adjusted EBITDA of Engineered Products and Solutions includes $233 and $27, respectively, and $268 and $42, respectively, related to the acquisition of two aerospace businesses, Firth Rixson and TITAL.  Excluding these amounts, Adjusted EBITDA Margin was 21.8% and 22.6% for the quarters ended March 31, 2015 and June 30, 2015, respectively.
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Firth Rixson Adjusted EBITDA
($ in millions)
1/1/14
–
11/18/14
(1)
11/19/14 –
12/31/14
2014
(2)
2Q15
2Q15
Annualized
After-tax operating income (ATOI)
$77
$(12)
$65
$15
$60
Add:
Depreciation, depletion, and
amortization
47
9
56
20
80
Equity loss (income)
–
–
–
–
–
Income taxes
28
(6)
22
7
28
Other
(3)
(1)
(4)
–
–
Adjusted EBITDA
$149
$(10)
$139
$42
$168
Third-party sales
$889
$81
$970
$247
Adjusted EBITDA Margin
16.8%
(12.3)%
14.3%
16.8%
52
    On November 19, 2014, Alcoa completed the acquisition of Firth Rixson, an aerospace jet engine components company, from Oak Hill Capital Partners. Firth Rixson was integrated into Alcoa’s Engineered Products and
Solutions segment.  Alcoa’s primary measure of performance for its reportable segments is after-tax operating income (ATOI).  As such, Alcoa estimated the ATOI, and therefore the Adjusted EBITDA, of Firth Rixson for the
January 1, 2014 through November 18, 2014 timeframe using unaudited internal management financial statements of Firth Rixson.  The ATOI estimate and calculation of Adjusted EBITDA for Firth Rixson does not purport to be the manner in which Firth Rixson’s prior management would have calculated Firth Rixson’s ATOI and Adjusted EBITDA.  Additionally, this calculation of ATOI and Adjusted EBITDA is not intended to suggest that Firth
Rixson’s prior management used ATOI or Adjusted EBITDA as a measure of Firth Rixson’s profitability.
   In 2014, the Adjusted EBITDA of Firth Rixson includes a negative impact of $13 due to the integration of Firth Rixson, primarily driven by the remeasurement of inventory to fair value, in accordance with purchase accounting requirements.  Excluding this amount, Firth Rixson’s Adjusted EBITDA and Adjusted EBITDA Margin was $152 and 15.7%, respectively, for 2014.
(1)
(2)
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Free Cash Flow

(in millions)
Year ended
Quarter ended
December 31,
2010
December 31,
2011
December 31,
2012
December 31,
2013
December 31,
2014
June 30,
2014
March 31,
2015
June 30,
2015
Cash from
operations
$2,261
$2,193
$1,497
$1,578
$1,674
$518
$(175)
$472
Capital
expenditures
(1,015)
(1,287)
(1,261)
(1,193)
(1,219)
(258)
(247)
(267)
Free cash flow
$1,246
$906
$236
$385
$455
$260
$(422)
$205
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Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Days Working Capital

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(1)
(2)
(3)
($ in millions)
Quarter ended
31-Mar-12
30-Jun-12
30-Sep-12
31-Dec-12
31-Mar-13
30-Jun-13
30-Sep-13
31-Dec-13
31-Mar-14
30-Jun-14
30-Sep-14
31-Dec-14
31-Mar-15
(3)
30-Jun-15
(3)
Receivables from customers, less
allowances
$1,709
$1,650
$1,600
$1,573
$1,704
$1,483
$1,427
$1,383
$1,391
$1,401
$1,526
$1,513
$1,487
$1,548
Add: Deferred purchase price
receivable
(1)
85
144
104
53
50
223
347
339
238
371
438
395
389
421
Receivables from customers, less
allowances, as adjusted
1,794
1,794
1,704
1,626
1,754
1,706
1,774
1,722
1,629
1,772
1,964
1,908
1,876
1,969
Add: Inventories
3,079
3,097
3,051
2,894
2,961
2,949
2,932
2,783
2,974
3,201
3,194
3,064
3,189
3,230
Less: Accounts payable, trade
2,660
2,594
2,496
2,587
2,656
2,820
2,746
2,816
2,813
2,880
3,016
3,021
2,936
2,978
Working
Capital
(2)
$2,213
$2,297
$2,259
$1,933
$2,059
$1,835
$1,960
$1,689
$1,790
$2,093
$2,142
$1,951
$2,129
$2,221
Sales
$6,006
$5,963
$5,833
$5,898
$5,833
$5,849
$5,765
$5,585
$5,454
$5,836
$6,239
$6,377
$5,819
$5,897
Days Working Capital
34
35
36
30
32
29
31
28
30
33
32
28
33
34
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
    The deferred purchase price receivable relates to an arrangement  to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
    The Working Capital for each period presented represents an average quarter Working Capital, which reflects the capital tied up during a given quarter.  As such, the components of
Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.
    In the quarters ended March 31, 2015 and June 30, 2015, Working Capital and Sales include $279 and $233, respectively, and $315 and 268 respectively, related to the acquisition of two aerospace businesses, Firth Rixson and TITAL.  Excluding these amounts, Days Working Capital was 30 and 31 for the quarters ended March 31, 2015 and June 30, 2015, respectively.

Reconciliation of Net Debt

[Alcoa logo]
(in millions)
December 31,
March 31,
June 30,
2010
2011
2012
2013
2014
2015
2015
Short-term borrowings
$92
$62
$53
$57
$54
$80
$50
Commercial paper
–
224
–
–
–
–
–
Long-term debt due within one year
231
445
465
655
29
26
26
Long-term debt, less amount due within one year
8,842
8,640
8,311
7,607
8,769
8,711
8,713
Total debt
9,165
9,371
8,829
8,319
8,852
8,817
8,789
Less: Cash and cash equivalents
1,543
1,939
1,861
1,437
1,877
1,191
1,311
Net debt
$7,622
$7,432
$6,968
$6,882
$6,975
$7,626
$7,478
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.

Reconciliation of Debt-to-Adjusted EBITDA Ratio

[Alcoa logo]
($ in millions)
2010
2011
2012
2013
2014
1Q15*
2Q15*
Net income (loss) attributable to Alcoa
$254
$611
$191
$(2,285)
$268
$641
$643
Add:
Net income (loss) attributable to
noncontrolling
interests
138
194
(29)
41
(91)
(12)
64
Loss from
discontinued operations
8
3
–
–
–
–
–
Provision for
income taxes
148
255
162
428
320
623
620
Other expenses (income),
net
5
(87)
(341)
(25)
47
10
5
Interest expense
494
524
490
453
473
475
494
Restructuring
and other charges
207
281
172
782
1,168
884
991
Impairment
of goodwill
–
–
–
1,731
–
–
–
Provision
for depreciation, depletion, and
amortization
1,450
1,479
1,460
1,421
1,371
1,352
1,322
Adjusted EBITDA
$2,704
$3,260
$2,105
$2,546
$3,556
$3,973
$4,139
Total Debt
$9,165
$9,371
$8,829
$8,319
$8,852
$8,817
$8,789
Debt-to-Adjusted EBITDA Ratio
3.39
2.87
4.20
3.27
2.49
2.22
2.12
* The calculation of Adjusted EBITDA for the quarters ended March 31, 2015 and June 30, 2015 is based on the respective trailing twelve months.
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

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